EXHIBIT 99.1

[EXECUTION COPY]

SECOND AMENDMENT

THIS SECOND AMENDMENT, dated as of March 28, 2003 (this “Amendment”), is among ADVANSTAR COMMUNICATIONS INC., a New York corporation (the “Borrower”) and the Lenders (as defined below) signatories hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, various financial institutions from time to time parties thereto (collectively, the “Lenders”), Credit Suisse First Boston, as Lead Arranger and Syndication Agent, Fleet National Bank, as Administrative Agent, and Barclays Bank PLC, as Documentation Agent, are parties to the Amended and Restated Credit Agreement, dated as of November 7, 2000 (as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects as more specifically set forth herein; and

WHEREAS, the Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement as set forth below (the Existing Credit Agreement, as amended by this Amendment, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows.

PART I
DEFINITIONS

SUBPART 1.1.  Certain Definitions.  The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Amendment” is defined in the preamble.

“Credit Agreement” is defined in the third recital.

“Existing Credit Agreement” is defined in the first recital.

“Second Amendment Effective Date” is defined in Subpart 3.1.

SUBPART 1.2.  Other Definitions.  Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

PART II
AMENDMENTS TO THE
EXISTING CREDIT AGREEMENT

Subject to the terms of Part III, effective on the Second Amendment Effective Date the Existing Credit Agreement is hereby amended in accordance with this Part.

SUBPART 2.1.  Amendments to Article I.  Article I of the Existing Credit Agreement is hereby amended as set forth in Subparts 2.1.1 through 2.1.3.

SUBPART 2.1.1.  Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical order:

“Second Amendment” means the Second Amendment, dated as of March 28, 2003, among the Borrower and the Lenders parties thereto.

“Second Amendment Effective Date” is defined in Subpart 3.1 of the Second  Amendment.

SUBPART 2.1.2.  The definition of “Applicable Margin” appearing in Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(i) the language preceding clause (a) therein is amended in its entirety to read as follows:

“Applicable Margin” means (i) prior to the Second Amendment Effective Date, as determined pursuant to the terms of this Agreement as in effect prior to the Second Amendment Effective Date, and (ii) from and after the Second Amendment Effective Date, as set forth below for the applicable period:

(ii) clause (a) thereof is amended in its entirety to read as follows:

(a) with respect to the unpaid principal amount of each Term-B Loan maintained as a (i) Base Rate Loan, 3.00% per annum and (ii) LIBO Rate Loan, 4.25% per annum; provided, however, that if at any time either (A) both Moody’s and S&P do not have in effect a Senior Secured Bank Debt Rating for the Senior Secured Bank Debt, or (B) the Senior Secured Bank Debt Rating is not rated at or above B1 by Moody’s and B+ by S&P, then the Applicable Margin for Term-B Loans shall be (x) 3.25% per annum, in the case of Base Rate Loans and (y) 4.50% per annum, in the case of LIBO Rate Loans;

(iii) the grid in clause (c) thereof is amended in its entirety to read as follows:

Leverage Ratio	Applicable Margin For Base Rate Loans	Applicable Margin For LIBO Rate Loans
greater than 5.5:1	2.50%	3.75%
greater than 5.0:1 and less than or equal to 5.5:1	2.25%	3.50%
greater than 4.5:1 and less than or equal to 5.0:1	2.00%	3.25%
greater than 4.0:1 and less than or equal to 4.5:1	1.75%	3.00%
greater than 3.5:1 and less than or equal to 4.0:1	1.25%	2.50%
less than or equal to 3.5:1	1.00%	2.25%

SUBPART 2.1.3.  The definition of “Permitted Acquisition” appearing in Section 1.1 of the Existing Credit Agreement is hereby amended (i) by deleting the word “and” at the end of clause (e), (ii) deleting the period at the end of clause (f) and inserting “; and” at the end of such clause and (iii) adding a new clause (g), to read in its entirety as follows:

(g)  immediately after giving effect to any such acquisition, all or a portion of the consideration for which consists of cash, the sum of (i) cash and Cash Equivalent Investments owned by the Borrower and the Subsidiary Guarantors (neither of which is subject to any Lien, other than Liens permitted by clauses (d) and (g) of Section 7.2.3, Liens constituting “bankers’ liens”, whether arising under common law or by statute in favor of depositary institutions and Liens in favor of the Secured Parties pursuant to a Loan Document) plus (ii) the unutilized and available amount under the Revolving Loan Commitment Amount shall be equal to or excess of $15,000,000, of which no less than $10,000,000 shall be reflected by the unutilized and available amount under the Revolving Loan Commitment Amount.

SUBPART 2.2.  Amendment to Article VII.  The grid in clause (a) of Section 7.2.4 of the Existing Credit Agreement for the period from June 30, 2003 and thereafter (inclusive) is hereby amended in its entirety as follows:

Period	Leverage Ratio
04/01/03 to 06/30/03	6.50:1
07/01/03 to 06/30/04	6.75:1
07/01/04 to 09/30/04	6.50:1
10/01/04 to 12/31/04	6.25:1
01/01/05 and thereafter	4.00:1

PART III
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1.  Effectiveness Conditions.  This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the conditions set forth in this Part have been satisfied.  The Administrative Agent shall provide written notice to the Borrower of the occurrence of the Second Amendment Effective Date promptly following the occurrence thereof.

SUBPART 3.1.1.  Execution of Counterparts.  The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrower and the Required Lenders.

SUBPART 3.1.2.  Affirmation and Consent.  The Administrative Agent shall have received an Affirmation and Consent, dated as of the Second Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, duly executed and delivered by each of the Obligors other than the Borrower.

SUBPART 3.1.3.  Amendment Fee.  The Administrative Agent shall have received for the account of each Lender, an amendment fee in an amount equal to 0.75% of the sum of (i) such Lender’s Percentage of the Revolving Loan Commitment Amount plus (ii) the outstanding principal amount of Term Loans owing to such Lender, but such fees shall be payable only to each Lender that has unconditionally delivered (including by way of facsimile) its executed signature page to this Amendment to the attention of  R. Brian McGrath, Esq. at Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019 (19th floor), telecopy number 212-262-1910 at or prior to 5:00 p.m. (New York time) on April 10, 2003.

PART IV
MISCELLANEOUS PROVISIONS

SUBPART 4.1.  Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.2.  Loan Document Pursuant to Existing Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

SUBPART 4.3.  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.4.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 4.5.  Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SUBPART 4.6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SUBPART 4.7.  Representations and Warranties.  In order to induce the Lenders to execute and deliver this Amendment the Borrower hereby represents and warrants to the Lenders that both before and after giving effect to this Amendment, all of the statements set forth in Section 5.2.1 (other than clause (b) of such Section) of the Existing Credit Agreement are true and correct.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

ADVANSTAR COMMUNICATIONS INC.

By:
Title:

[INSERT NAME OF LENDER]

By:
Title: